SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                             FORM 8-K
                          CURRENT REPORT




              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):
                          March 15, 2000
                       (February 29, 2000)




                       HON INDUSTRIES Inc.
      (Exact name of registrant as specified in its charter)



         IOWA                 0-2648              42-0617510
    (State or other         (Commission         (IRS Employer
    jurisdiction of        File Number)      Identification No.)
    incorporation)



  414 East Third Street, P.O. Box 1109,           52761-7109
             Muscatine, Iowa                      (Zip Code)
 (Address of principal executive offices)



                          (319) 264-7400
        Registrant's telephone number, including area code









ITEM 5.  Other Events.

Item 2.  Acquisition or Disposition of Assets.

On February 29, 2000, HON INDUSTRIES Inc. ("HON"), through its subsidiary Hearth Technologies Inc. ("Hearth"), purchased two hearth products distribution businesses under two, separate agreements. Under one agreement Hearth purchased the assets and assumed certain liabilities of American Fireplace Company and Hearth & Home, Inc. (the "AFC Sellers") for $38,750,000 in cash, a 6.5% Promissory Note in the principal amount of $2,250,000 and 5.5% convertible debentures in the principal amount of $26,500,000. In the other transaction Hearth purchased all of the issued and outstanding shares of Allied Fireside, Inc. from Ron F. Skoronski and Kirk R. Sorenson, (the "Allied Shareholders") and purchased the assets and assumed certain liabilities of Madison Fire Place, Inc., Fireplace & Spa, Inc. and the Monaqua Fireplace Company (the "Allied Sellers" and, together with the AFC Sellers and the Allied Shareholders, the "Sellers") for $36,250,000 in cash, a 6.5% Promissory Note in the principal amount of $2,250,000 and 5.5% convertible debentures in the principal amount of $26,500,000. The purchase prices were determined through arms-length negotiations.

The assets purchased relate to the distribution operations of the Sellers, primarily in Georgia, Maryland, Minnesota, Michigan, New Jersey, Northern Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Virginia and Wisconsin. These operations include the sale, installation and servicing of gas and wood-burning fireplaces and related accessories, spas, outdoor kitchens, barbecues and grills, outdoor and patio furniture, shelving and garage doors. Hearth intends to continue to use the assets purchased to conduct the businesses as conducted by the Sellers. These businesses will be operated as divisions of Hearth Services Inc., a wholly owned subsidiary of Hearth. In connection with the purchase, the Allied Shareholders and four of the principal executive officers of the AFC Sellers, Richard A. Grove, Philip T. Mercer, James Setree and David E. Scott, each entered into three-year employment and non-competition agreements with Hearth.

The cash portion of the purchase prices was obtained from available cash and borrowing under the $200,000,000 Credit Agreement dated June 11, 1997 among HON, Bankers Trust Company, as syndication agent and administrative agent, and various lending institutions. As additional consideration, Hearth issued its 6.5%, three-year, promissory notes in the aggregate principal amount of $4,500,000 and its 5.5%, five-year, convertible debentures in the aggregate principal amount of $53,000,000. The promissory note and debentures are guaranteed by HON. The debentures may be converted after the third anniversary of the closing of the transaction into shares of common stock of Hearth representing approximately 9.75% of the issued and outstanding shares of Hearth, on a fully diluted basis. The shares into which the debentures may be converted are subject to certain rights of the holders to sell those shares to Hearth after the third anniversary, and before the fifth anniversary, of the closing of the transaction. In addition, the shares are subject to certain rights of Hearth to purchase the shares in the event certain of the holders terminate their employment with Hearth, and after the fourth anniversary of the transaction. These rights to sell and purchase the shares into which the debentures may be converted are set forth in the Securityholders' Agreement dated February 29, 2000 by and among HON, Hearth, the Sellers and others (the "Securityholders' Agreement").


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired: The acquired businesses, on a combined basis, do not meet the 20% significant subsidiary tests required for financial statement reporting; therefore, no financial statement information is required to be filed with this Current Report on Form 8-K.

(b) Pro Forma Financial Information: The acquired businesses, on a combined basis, do not meet the 20% significant subsidiary tests required for financial statement reporting; therefore, no pro forma financial information is required to be filed with this Current Report on Form 8-K.

(c)     Exhibits.

Exhibit
Number   Exhibit

2.1(i)   Purchase Agreement dated as of January 28, 2000 (the
         "AFC Purchase Agreement") by and among American Fireplace Company and Hearth & Home, Inc., as Sellers, Hearth Technologies Inc., as Buyer, and HON INDUSTRIES Inc.

2.1(ii) Purchase Agreement dated as of January 28, 2000 (the "Allied Purchase Agreement") by and among Ron F. Skoronski, Kirk R. Sorensen, Madison Fire Place, Inc., Fireplace & Spa, Inc. and The Minocqua Fireplace Company, as Sellers, Hearth Technologies Inc., as Buyer, and HON INDUSTRIES Inc.

2.1(iii) Form of Convertible Debenture.

2.1(iv)  Securityholders' Agreement.

99.1    Text of press release dated March 1, 2000.



Certain related transaction documents and the schedules to the AFC Purchase Agreement (the "AFC Schedules") and the Allied Purchase Agreement (the "Allied Schedules") are not being filed herewith. HON undertakes to furnish a copy of any omitted Schedule to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted Schedules.

Schedules

AFC Schedules
   Form of Buyer Note
   Form of Sellers' Counsel Opinion
   Form of HON General Counsel Opinion
   Form of Instrument of Assumption of Assumed Liabilities
   Form of HON Guaranty
   Form of Employment and Non-Competition Agreement
   Form of Shareholder Guaranty
   Disclosure Schedule
   Accounts Receivable
   Affiliate Companies
   Agreed Allocation of Purchase Price
   Assignment and Consents
   Bank Accounts
   Builder Contracts
   Changes in Circumstances
   Contracts
   Customers and Suppliers
   Employee Benefits
   Employees
   Environmental Matters
   Existing Indebtedness to be Discharged by Closing
   Financial Statements
   Fixed Assets
   Insider Interests
   Insurance
   Intellectual Property
   Liabilities
   Liens
   Litigation
   Non-Assigned Contracts
   Permits
   Real Estate and Leases
   Warranty Costs
   Schedule 1.2 - Designated Assets
   Schedule 2.1(b) - Assigned Accrued Liabilities
   Schedule 4.6(g) - Acquisition Settlement Agreements
   Schedule 5.1(a) - Organization and Standing; Power and
                     Authority
   Schedule 5.1(s)(2) - Company Plans
   Schedule 5.1(v) - Taxes
   Schedule 5.1(ii) - Year 2000
   Schedule 5.3(d) - Buyer and HON Consents
   Schedule 5.4(b)(i) - Buyer Authorized Capital Stock
   Schedule 5.4(b)(ii) - Shimek Debentures
   Schedule 7.1 - Employee Matters
   Schedule 9.7(g) - Vacation Accruals

Allied Schedules
   Form of Buyer Note
   Form of Sellers' Counsel Opinion
   Form of HON General Counsel Opinion
   Form of Instrument of Assumption of Assumed Liabilities
   Form of HON Guaranty
   Form of Employment and Non-Competition Agreement
   Form of Shareholder Guaranty
   Form of Transition Services Agreement
   Disclosure Schedule
   Accounts Receivable
   Affiliate Companies
   Agreed Allocation of Purchase Price
   Assignment and Consents
   Bank Accounts
   Builder Contracts
   Changes in Circumstances
   Contracts
   Customers and Suppliers
   Employee Benefits
   Employees
   Environmental Matters
   Existing Indebtedness to be Discharged by Closing
   Financial Statements
   Fixed Assets
   Insider Interests
   Insurance
   Intellectual Property
   Liabilities
   Liens
   Litigation
   Non-Assigned Contracts
   Permits
   Real Estate and Leases
   Warranty Costs
   Schedule 1.2 - Designated Assets
   Schedule 1.3 - Allied Shares
   Schedule 2.1(b) - Assigned Accrued Liabilities
   Schedule 4.5 - Certain Leased Properties
   Schedule 4.6(g) - Acquisition Settlement Agreements
   Schedule 5.1(a) - Organization and Standing; Power and
                     Authority
   Schedule 5.1(s)(2) - Company Plans
   Schedule 5.1(s)(ll) - Company Plans
   Schedule 5.1(v) - Taxes
   Schedule 5.1(ii) - Year 2000
   Schedule 5.3(d) - Buyer and HON Consents
   Schedule 5.4(b)(i) - Buyer Authorized Capital Stock
   Schedule 5.4(b)(ii) - Shimek Debentures
   Schedule 7.1 - Employee Matters
   Schedule 9.7(g) - Vacation Accruals
   Schedule 11.2(I)(a)(ii) - Allied Indemnification


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HON INDUSTRIES Inc.



Date:  March 15, 2000.           By  /s/ James I. Johnson
                                   James I. Johnson
                                   Vice President, General
                                     Counsel and Secretary



                        INDEX TO EXHIBITS


                                                      Sequential
Exhibit                    Exhibit                       Page
 Number                                                 Number

2.1(i)   Purchase Agreement dated as of January 28,        8
         2000 (the "AFC Purchase Agreement") by and among American Fireplace Company and Hearth
         & Home, Inc., as Sellers, Hearth
         Technologies Inc., as Buyer, and HON
         INDUSTRIES Inc.

2.1(ii)  Purchase Agreement dated as of January 28,       80
         2000 (the "Allied Purchase Agreement") by and among Ron F. Skoronski, Kirk R.
         Sorensen, Madison Fire Place, Inc.,
         Fireplace & Spa, Inc. and The Minocqua
         Fireplace Company, as Sellers, Hearth
         Technologies Inc., as Buyer, and HON
         INDUSTRIES Inc.

2.1(iii) Form of Convertible Debenture.                   161

2.1(iv)  Securityholders' Agreement.                      167

99.1     Press release, dated March 1, 2000.              191